UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 2, 2013

ACCELERA INNOVATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1040	45-4504261
(State or Other Jurisdiction of	(Primary Standard Industrial	(IRS Employer
Incorporation or Organization)	Classification Number)	Identification Number)

20511 Abbey Drive, Frankfort, Illinois 60423
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

_________________________________________________
(Former name or former address, if change since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On November 20, 2013, Accelera Innovations, Inc. (the “Accelera or Company”) executed a Stock Purchase Agreement (the “SPA”) and its wholly owned subsidiary Accelera Healthcare Management Service Organization LLC,  (“Accelera HMSO”) executed an Operating Agreement with Blaise J. Wolfrum, M.D., an individual resident of the State of Illinois and Behavioral Health Care Associates, Ltd. (“BHCA”), an Illinois Company. Accelera will acquire One Hundred Percent (100%) of the 100,000 issued and outstanding shares of BHCA from Dr. Wolfrum. Accelera HMSO as a wholly owned subsidiary of Accelera will operate BHCA in accordance with the Operating Agreement.

BHCA provides billing, practice management and administrative services to doctors and other clinicians who provide services to hospitals, nursing homes and individual clients.  In support of the billing and practice management services, BHCA provides in-house Psychiatric evaluations, complete neuropsychological testing, assessments and treatment services, counseling and medication management. Furthermore, BHCA provides comprehensive laboratory services include EKG, Drug Screens, blood work ups and sleep lab evaluation.  Detoxification services include alcohol and all drugs and substances with directorship to methadone maintenance programs. BHCA also provides MEPS military screenings and performs research trials as a contracted site for several fortune 500 pharmaceutical firms.

Pursuant the SPA, the Company shall pay to Dr. Wolfrum Four Million Five Hundred Fifty Thousand Dollars ($4,500,000), (the “Purchase Price”), of which One Million Dollars (1,000,000) shall be payable Ninety (90) days from the date of Closing and, the amount of Seven Hundred Fifty Thousand Dollars ($750,000) shall be paid One Hundred and Eighty (180) days from Closing. The balance of the Purchase Price, Two Million Eight Hundred Thousand Dollars ($2,800,000), shall be paid in Three (3) payments of Seven Hundred Fifty Thousand Dollars ($750,000) and a final payment of Five Hundred Fifty Thousand Dollars ($550,000) beginning Two Hundred Seventy  (270) days after closing, and every three months thereafter until the Purchase Price is paid in full.

The Company and Dr. Wolfrum executed a Security Agreement, Assignment of Stock Agreement and Secured Promissory Note to secure payments due under the SPA wherein, the Company pledged 100% of the shares of BHCA as collateral and entered in to a Promissory Note of Three Million Five Hundred Fifty Thousand Dollars (3,500,000). The entire transaction can be immediately terminated prior to Dr. Wolfrum receiving the first payment by either party upon written notice to the other releasing the parties of any and all obligations.

ITEM 5.02      DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On November 20, 2013, the Company entered into an employment agreement with Blaise J. Wolfrum, M.D., as the President of the Accelera business unit “Behavioral Health Care Associates” reporting to John Wallin, CEO of Accelera. In consideration of the services, the Company agreed to issue a stock option to purchase Six Hundred Thousand (600,000) shares of the Company’s Common Stock under the terms of the Company’s 2011 Stock Option Plan at an exercise price of $.0001 per share. The Six Hundred Thousand (600,000) shares shall vest over the course of the Three (3) years, earned annually, at Two Hundred Thousand (200,000) shares each year; after the commencement of employment so long as he remain an employee of the Company. Furthermore, the shares are subject to a Six (6) month lock-up agreement and a Twenty Seven (27) month leak-out agreement limiting the sale of shares over the period. Notwithstanding the foregoing, in the event of a closing of a Change of Control transaction, all options from the agreement shall immediately vest and become fully exercisable. The employment agreement with Dr. Wolfrum provides that the Company shall pay Blaise a base salary of $300,000 per year to be paid at the times and subject to the Company’s standard payroll practices, subject to applicable withholding. The salary will begin at the time Accelera completes the Due Diligence, Valuation and Audited Financials of the Behavioral Health Care Associates business performed by an Accelera appointed audit firm. The Board of Directors will implement a bonus structure based on goals, objectives and performance.

Blaise J. Wolfrum, M.D.
Dr. Wolfrum is the founder and CEO of Behavioral Health Care Associates in Schaumburg, IL, created in 1994. Dr. Wolfrum is Board Certified in psychiatry and addictions by the American Board of Psychiatry and Neurology and is a fellow of the American Psychiatric Association. Dr. Wolfrum created Behavioral Health Care to bring to Chicago a comprehensive and innovative healing approach that combines the best of evaluation and diagnosis with patient focused therapy.Dr. Wolfrum brings 27 years of experience as a MD, he attended Loyola University Medical School and did his intership and residency at Hayden Donahue Mental Health Institute. On November 20, 2013, Behavioral Health Care Associates was acquired by Accelera Innovation Inc. and Dr. Wolfrum will continue to operate and lead the company through an Operating Agreement with Accelera Healthcare Management Service Organization, LLC.

The foregoing description of each of the Agreements are qualified in its entirety by reference to the full text of the Agreements, respectively, which are filed as Exhibit 10.1 through 10.8 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibits
 No.

Exhibit Number	Description

10.1	Stock Purchase Agreement by and among Accelera Innovations, Inc., Blaise J. Wolfrum, M.D and Behavioral Health Care Associates, Ltd. executed November 20, 2013.
10.2	Operating Agreement by and among Accelera Healthcare Management Service Organization LLC, Blaise J. Wolfrum, M.D and Behavioral Health Care Associates, Ltd. executed November 20, 2013.
10.3	Security Agreement by and between Accelera Innovations, Inc. and Blaise J. Wolfrum, M.D executed November 20, 2013.
10.4	Secured Promissory Note by and between Accelera Innovations, Inc. and Blaise J. Wolfrum executed November 20, 2013.
10.5	Assignment of Stock Agreement by and between Accelera Innovations, Inc. and Blaise J. Wolfrum executed November 20, 2013.
10.6	Employment Agreement by and between Accelera Innovations, Inc. and Blaise J. Wolfrum executed November 20, 2013.
10.7	Lock-up and Leak-out Agreement by and between Accelera Innovations, Inc. and Blaise J. Wolfrum executed November 20, 2013.
10.8
Press Release announcing the Agreements by and among Accelera Innovations, Inc., Accelera Healthcare Management Service Organization LLC, Blaise J. Wolfrum, M.D and Behavioral Health Care Associates, Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: December 2, 2013	ACCELERA INNOVATIONS, INC.

/s/ John F. Wallin
John F. Wallin
Chief Executive Officer